Events After the Balance Sheet	12 Months Ended
Dec. 31, 2023
Events After the Balance Sheet [Abstract]
EVENTS AFTER THE BALANCE SHEET
32.	EVENTS AFTER THE BALANCE SHEET

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were available to be issued. Based on the review, the Company did not identify any material subsequent event that is required disclosure except as disclosed below and elsewhere in the consolidated financial statements.

As of April 15, 2024, the Group has acquired Tianjin Baoliting Intelligence Technology Co., Ltd. from a debtor at a consideration of $7,000,000. The purchase consideration was settled by means of offsetting the amount receivable from the debtor (Note 21). The acquired company holds certain intangible assets (i.e. Technology softwares etc) at an appraised value of approximately $7.220,000.